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EXHIBIT 10 - MATERIAL CONTRACT: BUILDING LEASE

Supplementary Agreement to Building Lease

In March 1997, Shenzhen Dongming Technology Co., Ltd. ("First Party") and Jingliang Electronics
(Shenzhen) Co, Ltd. ("Second Party") conducted negotiations regarding adjustments to the price of the building lease.  They reached the following agreement:

One,
First Party will continue to lease the factory building at F1.6-4D (1134.65 m) and the dormitory at H2.8, 8-
A15 - 8-A18, 8B2 (273.28 m) in Tianan Chegongmiao Industrial Village, Chegongmiao Industrial Zone,
Shenzhen City to Second Party for production and dormitory use.

Two,
The rent standard for the factory building shall be adjusted to 22 HK dollars/ m2; the rent standard for the dormitories shall be adjusted to 24 HK dollars/ m2, to take effect beginning April 1997 and effective until
May 1999, no further [illegible]  Liu 3-18-97

Three,
Following the price adjustment, Second Party shall pay First Party a monthly rent of HK $31,521.

Four,
All other clauses in the original building lease remain effective.


First party (signature/seal): Liu [illegible]
Legal representative: 3-18-97/illegible seal/
Contact telephone: (0755)3354487
Bank account number: Central Bank, Hongling Brach, 0128030001625


Second party: Liu Xiao
Legal representative: [seal: ] Jingliang Electronics (Shenzhen)
Contact telephone(0755) 3419611
Bank account number: 3880490521001



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Building Lease Clauses

One,
First Party leases the factory building at F1.6-4D (1134.65 m2) and the dormitory at H2.8, 8-A15 - 8-A18,
8B2 (273.28 m2) in Tianan Chegongmiao Industrial Village, Chegongmiao Industrial Zone, Shenzhen City
to Second Party for production and dormitory use (hereinafter referred to as "Leased Building").

Two,
The term of the lease begins on the day on which the building lease becomes effective and ends on March
1, 2000 (i.e., five years      months).  Even though other clauses herein may have different provisions, First
Party and Second Party agree that, at the end of the third year of the lease term, Second Party has the right to give First Party three month's written notice to terminate this lease.  At that time, the security deposit paid by Second Party shall be returned.

Three,
Second Party shall pay rent in the amount of HK $28,705.16 per month and shall make such payment in full within 15 days of the beginning of the month.

Four,
After the building lease takes effect, Second Party shall pay First Party a performance deposit equal to two months rent: HK $57,410.32, to be returned to Second Party after the expiration of the lease.

Five,
First Party is responsible for payment of Leased Building real estate tax, personal income adjustment tax, land use fee, and Leased Building lease administrative fee.  Second Party is responsible for payment of water and electricity expenses, public health fee, and building management fee.

Six,
Second Party must pay rent in accordance with the contract.  If Second Party is delinquent in the payment of rent, a late penalty equal to 5 0/00 of the rent will be charged per diem.  If rent is unpaid for more than three months, First Party has the right to recover the building and moreover has the right to refuse to refund the performance deposit.

Seven,
After first obtaining approval from First Party and submitting the matter for approval by the departments concerned, and under the condition that the architectural structure of the building shall not be damaged and that no other party will be affected, Second Party shall be responsible for all fixture-installation expenses incurred in the course of implementing interior installation of fixtures.  If, upon expiration of the lease, First
Party and Second Party do not renew the lease, Second Party may remove equipment and objects other than those which are tightly attached to walls, ceilings, floors, etc. and clean the interior such that it is in sanitary condition.

Eight,
 Second Party may not make unauthorized changes to the structure or [illegible] of the building.  If Second
Party, whether intentionally or as a result of negligence, causes damage to the Leased Building or auxiliary equipment, Second Party shall be responsible for restoring the building to its original condition or for making compensation for economic losses.

Nine,
During the term of the lease, Second Party shall comply with the administrative control of the local administrative departments and shall conscientiously observe applicable administrative laws and regulations.

Ten,
First Party shall be responsible for regular maintenance of Leased Building or for commissioning Second
Party to perform maintenance on behalf of First Party.  Second Party has the right to deduct the amount it spends on maintenance from the rent it should pay.  If First Party fails to  perform maintenance in a timely manner or fails to commission the lessee to perform maintenance on its behalf and such failure results in damage to the building, Second party shall not be responsible.  If Second Party or a Third Party therefore suffers losses, First Party shall be responsible for compensation.

Eleven,
If, during the term of the lease, the building is destroyed by an Act of God, with the result that Second Party is unable to continue use, this lease will automatically terminate, and the two parties shall not be liable to each other.

Twelve,
During the term of the lease, neither First Party nor Second Party may rescind the lease for any reason.  If
First Party desires to recover the building, First Party must provide notice in writing to Second Party three months in advance and moreover obtain consent.  At the same time, First Party should refund double the amount of the performance deposit.  If Second Party needs to vacate the building, it likewise must provide notice in writing to First Party three months in advance and moreover obtain consent.  At the same time,
Second Party may not request that the performance deposit be refunded.

Thirteen,
During the term of the lease, Second Party may not sublet the building to a third party without the consent of First Party.  Upon expiration or rescission of the lease, Second Party must return the building to First
Party on schedule.  If Second Party needs to renew the lease, it must consult with First Party three months in advance.  If the term has expired, but Second Party fails to return the building, and moreover has not renewed the lease, First Party may directly apply to the department which administers building leases for mediation, or First Party may initiate a lawsuit at a People's Court.

Fourteen,
If First Party sells the building, First Party must notify Second Party three months in advance.  After title to the building has been transferred, the original lease will continue to be effective.

Fifteen,
If First Party has electrical appliances, personal property, and other items in Leased Building for Second
Party, a separate, detailed list may be made.  Second Party should maintain said items in perfect condition and return them undamaged to First Party when the lease term expires and the building is returned.

Sixteen,
If this lease contains any omissions, the two parties may consult each other and draft supplementary provisions.  The supplementary provisions will have the same legal effect as that of the lease.

Seventeen,
If a dispute should arise during the performance hereof, First Party and Second Party should resolve dispute through consultations.  If consultations fail, the parties may request that the department which administers building leases provide mediation, or they may initiate a lawsuit at a People's Court.

Eighteen,
The governing version of this lease is the Chinese-language version, of which there are five identical copies.  First Party and Second Party each have two copies, and the lease-registering agency has one.  All possess the same legal effect.

Nineteen,
Other items agreed to by the two parties.

Twenty,
First Party must supply to Second Party, by March 15, 1995, three programmable telephones for use by
Second Party.  Second Party shall pay telephone expenses.  After this lease term expires, Second Party shall return the telephones to First Party.

Twenty-one,
Second Party shall handle the installation procedures for the fire protection system with which Leased
Building should be equipped.  Second Party shall first pay all costs associated with setting up and installing the fire protection system.  When Second party vacates the premises and hands over the fire protection system, still in working order, to First Party, First Party shall pay to Second Party the amount which Second
Party spent on costs associated with setting up and installing the fire protection system.

Twenty-two,
During the first year, the factory building rent standard is HK $20 per square meter; the dormitory rent standard during the first year is HK $22 per square meter.  Beginning in the second year, the rents will be determined on the basis of the average building lease rent increases (decreases) which are supplied by the departments concerned of the Shenzhen City government.

Twenty-three,
Note 1.  First Party hereby declares and warrants:
1. First Party shall, pursuant to "Building Lease Regulations of Shenzhen Economic Zone" and the
enforcement provisions thereof, submit application to the departments concerned of Shenzhen City and obtain a legally valid "Building Lease Permit" for the Leased Building and moreover will bear all application expenses.
2. First Party has already legally obtained the right and power to lease Leased Building to Second Party.
3. First Party will register this lease with the appropriate government agency of Shenzhen City and will bear all registration expenses.
4. Leased Building is not encumbered by any liens, mortgages, or claims.
5. First Party does not know of any third party which actually claims, or may claim, right to use, occupy, or control Leased Building or any part thereof.  Nor does First Party know of any other means which would cause use by Second Party of Leased Building to be subject to restrictive conditions, other than those conditions expressly stipulated in this lease.
6. Leased Building is not in violation of any applicable law or regulation of the People's Republic of China
(for example:  regulations regarding construction, safety, environmental protection, health, hygiene, and fire prevention.).

The above warranties and declarations shall be continuous in nature.  First Party shall warrant that, during the entire term of the lease, said declarations and warranties will [illegible] true and accurate.  If any statement or warranty is inaccurate, First Party shall compensate Second Party in order that Second Party avoid liability, losses, or damage caused by said inaccurate declarations or warranties made by First Party.
Moreover, Second Party will have the right to terminate this lease.  Upon termination, First Party shall compensate Second Party for all losses suffered by Second Party.

[signature:]  Liu [illegible]Liu Xiao
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